UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2006

TransDigm Inc.	TransDigm Holding Company
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Delaware
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

333-108340	333-108340-06
(Commission File Number)	(Commission File Number)

34-1750032	13-3733378
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

1301 East 9th Street, Suite 3710, Cleveland, Ohio 44114

(216) 706-2939

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On May 25, 2006, TransDigm Inc. (the “Company”) announced an offer to purchase for cash (the “Offer”) any and all of its $400,000,000 aggregate principal amount of outstanding 8 3/8% Senior Subordinated Notes due 2011 (the “Notes”) on the terms and subject to the conditions set forth in its Offer to Purchase and Consent Solicitation Statement and the related Consent and Letter of Transmittal, each dated May 25, 2006. In connection with the Offer, the Company is soliciting consents (the “Consent Solicitation”) to, among other things, eliminate substantially all of the restrictive covenants and certain events of default contained in the indenture governing the Notes.

The Offer is scheduled to expire at midnight, New York City time, on June 22, 2006, unless otherwise extended or earlier terminated.

A copy of the press release announcing, among other things, the Offer and the Consent Solicitation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

The following exhibit is being filed with this Current Report on Form 8-K:

99.1                         Press Release of TransDigm Inc. dated May 25, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2006
TRANSDIGM INC.

	By:	/s/ Gregory Rufus
Name: Gregory Rufus
Title: Executive Vice President and Chief
Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2006
TRANSDIGM HOLDING COMPANY

	By:	/s/ Gregory Rufus
Name: Gregory Rufus
Title:Executive Vice President and Chief
Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of TransDigm Inc. dated May 25, 2006.